THIS INDEMNITY AGREEMENT made as of the 23rd day of January, 2003, BETWEEN:

White Knight Resources Ltd., a company duly incorporated pursuant to the laws of the Province of British Columbia and having an office at Suite 922, 510 West Hastings Street, Vancouver, British Columbia, V6B 1L8;

(the "Company")

AND:

Gordon P. Leask, P.Eng., of 1663 Pierard Road, North Vancouver, British Columbia, V7J 1Y4;

(the "Executive") WHEREAS:

A.

The Executive is a director or officer of the Company; and

B.

The Company has agreed to provide indemnification to the Executive on the terms and conditions contained in this Agreement;

NOW THEREFORE in consideration of the covenants and agreements herein and the payment of $1 made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1.

Duration

1.1 Notwithstanding the date of its execution and delivery, this agreement shall be conclusively deemed to commence on the day upon which the Executive first became or becomes a director or officer of the Company and shall continue in effect after the Executive ceases to be a director of officer of the Company.

2.

Indemnification

2.1 Subject to the Company Act (British Columbia), as amended from time to time (the "Act"), the Company will indemnify the Executive and his heirs, executors, administrators and personal representatives (collectively, the "Indemnitees") and save the Indemnitees harmless against all costs, charges and expenses actually and reasonably incurred by the Indemnitees in law, in equity or under any statute or regulation in connection with any civil, criminal or administrative, including environmental claim, action, proceeding or investigation to which the Indemnitees are made a party or in which they are otherwise involved as a witness or other participant by reason of being or having been a director or officer of the Company, including any action brought by the Company, if:

(a)

the Executive acted honestly and in good faith with a view to the best interests of the Company; and

(b)

in the case of the criminal or administrative claim, action, proceeding or investigation, the Executive had reasonable grounds for believing that his conduct was lawful.

(c)

2.2

If the claim, action, proceeding or investigation set out on section 2.1 is a claim, action, proceeding or investigation by or on behalf of the Company, the Company will, subject to obtaining the approval of a court, indemnify the Indemnitees and save the Indemnitees harmless against all costs, charges and expenses actually and reasonably incurred by the Indemnitees in law, in equity or under any statute or regulation in respect of such claim, action, proceeding or investigation provided that the Executive fulfills the requirements set forth in subsections 2.1(a) and 2.1(b) of this Agreement.

2.3

Without limiting the generality of sections 2.1 and 2.2, the costs, charges and expenses against which the Company will indemnify the Indemnitees include:

(a)

any and all fees, costs and expenses actually and reasonably incurred by the Indemnitees in investigating, preparing for, defending against, providing evidence in, producing documents or taking any other action in connection with any commenced or threatened action, proceeding or investigation, including reasonable legal fees and disbursements, travel and lodging costs;

(a)

any amounts reasonably paid in settlement of any action, proceeding or investigation;

(b)

any amounts paid to satisfy a judgment or penalty, including interest and costs; and

(c)

all costs, charges and expenses reasonably incurred by the Indemnitees in establishing their right to be indemnified pursuant to this Agreement.

1.

Taxable benefits

3.1

If the Indemnitees or any of them are required to include in their income, or in the income of the estate of the Executive, any payment made under this Agreement for the purpose of determining income tax payable by the Indemnitees or any of them or the estate, the Company shall pay an amount by way of indemnity that will fully indemnify the Indemnitees or estate for the amount of all liabilities described in Parts 2 and 3 and all income taxes payable as a result of the receipt of the indemnity payment.

2.

Indemnification notice

4.1

Upon receipt of a written request (the "Indemnification Notice") by the Indemnitees for indemnification under this Agreement, the Company will forthwith apply to the Supreme Court of British Columbia for approval of the requested indemnification, will diligently proceed to obtain such approval and will take all other steps necessary to provide the requested indemnification as soon as practicable following receipt of the Indemnification Notice.

3.

No invalidation

5.1

Any failure by the Executive in his capacity as a director or officer of the Company or as a director or officer of a corporation of which the Company is a shareholder to comply with the provisions of the Act or of the Memorandum and Articles of the Company will not invalidate any indemnity to which he is entitled under this Agreement.

4.

Representations and warranties of the company

6.1

The Company represents and warrants to the Executive, and acknowledges that the Executive is relying on such representations and warranties, that:

(a)

the Company has the requisite corporate power and authority to enter into this Agreement and has taken all necessary steps to validly approve the execution and delivery of this Agreement; and

(b)

this Agreement has been duly executed and delivered by the Company and is a valid and binding obligation of the Company.

7.

Acknowledgements of executive

7.1

The Executive acknowledges that:

(a)

he was represented by counsel of his own choosing in the negotiations for and preparation of this Agreement;

(b)

his counsel has reviewed this Agreement;

(c)

he thoroughly discussed all aspects of this Agreement with his counsel;

(d)

he has carefully read this Agreement and the documents to be executed in connection herewith and has had them fully explained by counsel, and he is fully aware of the contents and legal effect; and

(e)

he is freely and voluntarily entering into this Agreement on the advice of his counsel.

8.

Enurement

8.1

This Agreement shall enure to the benefit of the Indemnitees and is binding on the Company and its successors.

9.

Assignment

9.1

A party to this Agreement may not assign his rights under this Agreement without the prior written consent of the other party to this Agreement.

10.

Number and gender

10.1

Wherever a singular or masculine expression is used in this Agreement, that expression is deemed to include the plural, the feminine or the body corporate where required by the context.

11.

Severability

 11.1 If any provision of this Agreement or part thereof is found to be illegal or unenforceable, it will be considered separate and severable from this Agreement and the remaining provisions of this Agreement or parts of the impugned provision will remain in force and be binding upon the parties as though the illegal or unenforceable provision or part thereof had never been included.

12.

Headings

12.1

The headings in this Agreement are for convenience of reference only and do not affect the interpretation of this Agreement.

1.

Governing law

13.1

This Agreement shall be construed in accordance with the laws of the Province of British Columbia.

2.

Independent Legal Advice

 14.1 Each of the parties to this Agreement acknowledges and agrees that Catalyst Corporate Finance Lawyers has acted as legal counsel to the Company only and not to any other party to this Agreement, and that Catalyst Corporate Finance Lawyers has not been engaged to protect the rights and interests of any of the other parties to this Agreement. Each of the other parties to this Agreement acknowledges and agrees that the Company and Catalyst Corporate Finance Lawyers have given them adequate opportunity to seek, and have recommended that they seek and obtain, independent legal advice with respect to the subject matter of this Agreement and for the purpose of ensuring their rights and interests are protected. Each of these other parties represents and warrants to the Company and to Catalyst Corporate Finance Lawyers that they have sought independent legal advice or consciously chosen not to do so with full knowledge of the risks associated with not obtaining such independent legal advice. The parties acknowledge that they have read and understood this provision of this Agreement, and indicate so by signing this Agreement, and by initialling in the place below:

/s/

Gordon P. Leask

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

WHITE KNIGHT RESOURCES LTD.

Per:

/s/

Authorized Signatory

INDEMNITY AGREEMENT - CORPORATE

THIS INDEMNITY AGREEMENT made effective as of the 12th day of August, 1998.

BETWEEN:

WHITE KNIGHT RESOURCES LTD., a company incorporated under the laws of British Columbia with a place of business at Suite 922, 510 West Hastings Street, Vancouver, British Columbia, V6B 1L8;

(the "Company")

AND:

ROBERT G. CUFFNEY, of 10395 Briar Circle, Truckee, CA 96161; (the "Principal")

WHEREAS the Company has requested the Principal to act as Vice President, Exploration of the Company and the Principal has agreed to act as such on the condition that the Company grant an indemnity on the terms contained herein.

WITNESSES that in consideration of the covenants and agreements herein contained, the parties covenant and agree (the "Agreement") as follows:

1.

Representations and Warranties

1.1

In order to induce the Principal to enter into this Agreement the Company represents and warrants to the Principal that:

(a)

the Company was and remains duly incorporated under the laws of British Columbia and is in good standing with respect to the filing of annual reports with the B.C. Registrar of Companies;

(b)

the Company holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on;

(c)

all tax returns and reports of the Company required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of the Company have been paid or accrued in the Company's financial statements;

(d)

the Company has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which the Company carries on business;

(e)

 2.3

The Company agrees to pay the Principal interest at the rate of 5.0% per annum calculated and compounded semi-annually on the amount of the loss indemnified against from the date of the loss until such amount, plus interest, is paid. The Company further agrees to pay the Principal interest at the same rate on any sums the Principal is obliged to pay, either in the enforcement of this Agreement, or as advance payment or any other payment of any of the loss indemnified against, from the date of such payments until such sums, including interest, are paid.

 2.4

This indemnity shall survive the resignation, removal or other termination of the Principal's appointment as Vice President, Exploration and shall continue to apply if the Principal is subsequently elected or appointed to a different position, including that of Vice President, Exploration, whether in substitution or in addition to any other positions held by the Principal.

2.5

This indemnity does not bind the Principal to act as a director or officer of the Company. The Principal may resign, at his sole discretion, at any time.

 2.6

The Principal may rely upon the accuracy of any statement of fact made or represented by a representative of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not, subject to the provisions of the Company Act, be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

3.

Covenants and Agreements

3.1

The Company agrees to advise the Principal immediately upon the occurrence of any of the following events:

(a)

the Company's cash reserves fall below $200,000; or

(a)

the Company's working capital ratio is reduced below 2:1; or

(b)

the Company becomes aware of any action, suit, judgement, investigation or proceeding of any kind whatsoever outstanding, pending or threatened against or affecting the Company, or any of its directors or officers in their capacity as such, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever whether or not there is a legitimate basis therefore.

4.

General

4.1

Time and each of the terms and conditions of this Agreement shall be of the essence.

 4.2

This Agreement constitutes the entire agreement between the parties in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other as expressly set forth or referred to herein.

 4.3

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties unless such alteration, amendment, modification or interpretation is in written form executed by both of the parties hereto.

 4.4

The parties shall execute and deliver all such further documents and instruments and do all such acts and things as either party may reasonably require in order to carry out the full intent and meaning of this Agreement.

 4.5

Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered to the parties at their respective addresses first above written or to such other addresses as may be given in writing by the parties in the manner provided for in this paragraph and shall be deemed to be delivered on the date of actual delivery.

4.6

This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors and assigns.

4.7

This Agreement shall be subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Agreement has been duly executed by the parties on the day and year first above written.

THE CORPORATE SEAL OF WHITE	}
KNIGHT RESOURCES LTD. was	}
hereunto affixed in the presence of:	}
} c/s
/s/ .	}
}
Corporate Secretary	}
SIGNED, SEALED & DELIVERED	}
By ROBERT G. CUFFNEY	}
in the presence of:	}
}
/s/ .	}
Signature of Witness	}
} /s/ .
Name: Tracy O. Guinand	} ROBERT G. CUFFNEY
}
Address: 2445 Greensboro	}
}
Reno, NV 89509	}
Occupation: Landman	}
-4-

INDEMNITY AGREEMENT - CORPORATE

THIS INDEMNITY AGREEMENT made effective as of the 23rd day of September, 1997. BETWEEN:

WHITE KNIGHT RESOURCES LTD., a company incorporated under the laws of British Columbia with a place of business at Suite 922, 510 West Hastings Street, Vancouver, British Columbia, V6B 1L8;

(the "Company") AND:

JOHN M. LEASK, of 4819 Underwood Avenue, North Vancouver, BC, V7K 3A6;

(the "Principal")

WHEREAS the Company has requested the Principal to act as director and officer of the Company and the Principal has agreed to act as such on the condition that the Company grant an indemnity on the terms contained herein;

WITNESSES that in consideration of the covenants and agreements herein contained, the parties covenant and agree (the "Agreement") as follows:

1.

Representations and Warranties

1.1

In order to induce the Principal to enter into this Agreement the Company represents and warrants to the Principal that:

(a)

the Company was and remains duly incorporated under the laws of British Columbia and is in good standing with respect to the filing of annual reports with the B.C. Registrar of Companies;

(b)

the Company holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on;

(c}

all tax returns and reports of the Company required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of the Company have been paid or accrued in the Company's financial statements;

(a)

the Company has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which the Company carries on business;

(b)

to its knowledge there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore; and

(f)

the Company is not, to its knowledge, in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever.

2.

Indemnity

2.1

Subject to the provisions of the Company Act (British Columbia) (the "Company Act"), the Company agrees to indemnify and save harmless the Principal and his heirs and personal representatives from and against all actions, proceedings, demands, claims, liabilities, losses, damages, judgments, costs, expenses, fines and penalties including, without limiting the generality of the foregoing, legal fees and disbursements on a solicitor and his own client basis (together with all applicable taxes), which the Principal or his personal representatives may be liable to pay or may incur, of every nature and kind whatsoever arising out of his association with the Company including, without limitation, the following:

(a)

any amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him; and

(b)

any amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which the Principal is made a party by reason of being or having been director or officer of the Company, including an action brought by the Company, so long as:

(c)

the Principal acted honestly and in good faith with a view to the best interests of the Company; or

(d)

in the case of a criminal or administrative action or proceeding, he had reasonable grounds for believing that his conduct was lawful.

(e)

The determination of any action or proceeding by judgment, order, settlement, conviction or otherwise shall not, in and of itself, create a presumption that the Principal did not act honestly and in good faith and in the best interests of the Company and that the Principal did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal or administrative action or proceeding, that the Principal did not have reasonable grounds to believe that his conduct was lawful.

2.2

This indemnity shall have effect notwithstanding any remuneration that the Principal may have received or may receive as director or officer of the Company.

 2.3

The Company agrees to pay the Principal interest at the rate of 5.0% per annum calculated and compounded semi-annually on the amount of the loss indemnified against from the date of the loss until such amount, plus interest, is paid. The Company further agrees to pay the Principal interest at the same rate on any sums the Principal is obliged to pay, either in the enforcement of this Agreement, or as advance payment or any other payment of any of the loss indemnified against, from the date of such payments until such sums, including interest, are paid.

2.4

This indemnity shall survive the resignation, removal or other termination of the Principal's appointment as director or officer and shall continue to apply if the Principal is subsequently elected or appointed to a different position, including that of another officer, whether in substitution or in addition to any other positions held by the Principal.

2.5

This indemnity does not bind the Principal to act as a director or officer of the Company. The Principal may resign, at his sole discretion, at any time.

2.6

The Principal may rely upon the accuracy of any statement of fact made or represented by a representative of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not, subject to the provisions of the Company Act, be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

3.

Covenants and Agreements

3.1

The Company agrees to advise the Principal immediately upon the occurrence of any of the following events:

(a)

the Company's cash reserves fall below $200,000; or

(b)

the Company's working capital ratio is reduced below 2:1; or

(c)

the Company becomes aware of any action, suit, judgment, investigation or proceeding of any kind whatsoever outstanding, pending or threatened against or affecting the Company, or any of its directors or officers in their capacity as such, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever whether or not there is a legitimate basis therefore.

(d)

4.

General

4.1

Time and each of the terms and conditions of this Agreement shall be of the essence.

4.2

This Agreement constitutes the entire agreement between the parties in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other as expressly set forth or referred to herein.

4.3

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties unless such alteration, amendment, modification or interpretation is in written form executed by both of the parties hereto.

4.4

The parties shall execute and deliver all such further documents and instruments and do all such acts and things as either party may reasonably require in order to carry out the full intent and meaning of this Agreement.

4.5

Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered to the parties at their respective addresses first above-written or to such other addresses as may be given in writing by the parties in the manner provided for in this paragraph and shall be deemed to be delivered on the date of actual delivery.

4.6

This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors and assigns.

4.7

This Agreement shall be subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Agreement has been duly executed by the parties on the day and year first above written.

THE CORPORATE SEAL OF WHITE	)
KNIGHT RESOURCES LTD. was	)
hereunto affixed in the presence of:	)
	)	c/s
/s/ .	)
)
.

SIGNED, SEALED & DELIVERED	)
By JOHN M. LEASK	)
in the presence of:	)
)
/s/ .	)
Signature of Witness	)
	)	/s/ .
Name: Joanne L. O'Neill	)	JOHN M. LEASK
)
Address: Vancouver, BC	)
)
)
Occupation: Administrator	)

INDEMNITY AGREEMENT - CORPORATE

THIS INDEMNITY AGREEMENT made effective as of the 23rd day of September, 1997. BETWEEN:

WHITE KNIGHT RESOURCES LTD., a company incorporated under the laws of British Columbia with a place of business at Suite 922, 510 West Hastings Street, Vancouver, British Columbia, V6B 1L8;

(the "Company") AND:

MEGAN M. CAMERON, of 997 Kangaroo Road, Victoria, BC, V9C 4E1;

(the "Principal")

WHEREAS the Company has requested the Principal to act as director and officer of the Company and the Principal has agreed to act as such on the condition that the Company grant an indemnity on the terms contained herein;

WITNESSES that in consideration of the covenants and agreements herein contained, the parties covenant and agree (the "Agreement") as follows:

1.

Representations and Warranties

1.1

In order to induce the Principal to enter into this Agreement the Company represents and warrants to the Principal that:

(a)

the Company was and remains duly incorporated under the laws of British Columbia and is in good standing with respect to the filing of annual reports with the B.C. Registrar of Companies;

(b)

the Company holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on;

(c)

all tax returns and reports of the Company required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of the Company have been paid or accrued in the Company's financial statements;

(a)

the Company has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which the Company carries on business;

(b)

to its knowledge there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore; and

(f)

the Company is not, to its knowledge, in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever.

2.

Indemnity

2.1

Subject to the provisions of the Company Act (British Columbia) (the "Company Act"), the Company agrees to indemnify and save harmless the Principal and her heirs and personal representatives from and against all actions, proceedings, demands, claims, liabilities, losses, damages, judgments, costs, expenses, fines and penalties including, without limiting the generality of the foregoing, legal fees and disbursements on a solicitor and his own client basis (together with all applicable taxes), which the Principal or her personal representatives may be liable to pay or may incur, of every nature and kind whatsoever arising out of her association with the Company including, without limitation, the following:

(a)

any amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by her; and

(b)

any amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which the Principal is made a party by reason of being or having been director or officer of the Company, including an action brought by the Company, so long as:

(c)

the Principal acted honestly and in good faith with a view to the best interests of the Company; or

(d)

in the case of a criminal or administrative action or proceeding, she had reasonable grounds for believing that her conduct was lawful.

(e)

The determination of any action or proceeding by judgment, order, settlement, conviction or otherwise shall not, in and of itself, create a presumption that the Principal did not act honestly and in good faith and in the best interests of the Company and that the Principal did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal or administrative action or proceeding, that the Principal did not have reasonable grounds to believe that her conduct was lawful.

2.2

This indemnity shall have effect notwithstanding any remuneration that the Principal may have received or may receive as director or officer of the Company.

2.3

The Company agrees to pay the Principal interest at the rate of 5.0% per annum calculated and compounded semi-annually on the amount of the loss indemnified against from the date of the loss until such amount, plus interest, is paid. The Company further agrees to pay the Principal interest at the same rate on any sums the Principal is obliged to pay, either in the enforcement of this Agreement, or as advance payment or any other payment of any of the loss indemnified against, from the date of such payments until such sums, including interest, are paid.

2.4

This indemnity shall survive the resignation, removal or other termination of the Principal's appointment as director or officer and shall continue to apply if the Principal is subsequently elected or appointed to a different position, including that of another officer, whether in substitution or in addition to any other positions held by the Principal.

2.5

This indemnity does not bind the Principal to act as a director or officer of the Company. The Principal may resign, at his sole discretion, at any time.

2.6

The Principal may rely upon the accuracy of any statement of fact made or represented by a representative of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not, subject to the provisions of the Company Act, be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

3.

Covenants and Agreements

3.1

The Company agrees to advise the Principal immediately upon the occurrence of any of the following events:

(a)

the Company's cash reserves fall below $200,000; or

(b)

the Company's working capital ratio is reduced below 2:1; or

(c)

the Company becomes aware of any action, suit, judgment, investigation or proceeding of any kind whatsoever outstanding, pending or threatened against or affecting the Company, or any of its directors or officers in their capacity as such, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever whether or not there is a legitimate basis therefore.

(d)

4.

General

4.1

Time and each of the terms and conditions of this Agreement shall be of the essence.

4.2

This Agreement constitutes the entire agreement between the parties in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other as expressly set forth or referred to herein.

4.3

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties unless such alteration, amendment, modification or interpretation is in written form executed by both of the parties hereto.

4.4

The parties shall execute and deliver all such further documents and instruments and do all such acts and things as either party may reasonably require in order to carry out the full intent and meaning of this Agreement.

4.5

Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered to the parties at their respective addresses first above-written or to such other addresses as may be given in writing by the parties in the manner provided for in this paragraph and shall be deemed to be delivered on the date of actual delivery.

4.6

This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors and assigns.

4.7

This Agreement shall be subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Agreement has been duly executed by the parties on the day and year first above written.

THE CORPORATE SEAL of WHITE

)

KNIGHT RESOURCES LTD. was hereunto

)

affixed in the presence of:

)

)

/s/

)

)

SIGNED, SEALED & DELIVERED	)
By MEGAN M. CAMERON	)
in the presence of:	)
)
/s/ .	)
Signature of Witness	)
	)	/s/ .
Name: Joanne L. O'Neill	)	MEGAN M. CAMERON
)
Address: Vancouver, BC	)
)
)
Occupation: Administrator	)

INDEMNITY AGREEMENT - CORPORATE

THIS INDEMNITY AGREEMENT made effective as of the 23rd day of September, 1997. BETWEEN:

WHITE KNIGHT RESOURCES LTD., a company incorporated under the laws of British Columbia with a place of business at Suite 922, 510 West Hastings Street, Vancouver, British Columbia, V6B 1L8;

(the "Company") AND:

BRIAN D. EDGAR, of 5226 Connaught Drive, Vancouver, BC, V6M 3G4;

(the "Principal")

WHEREAS the Company has requested the Principal to act as a director of the Company and the Principal has agreed to act as such on the condition that the Company grant an indemnity on the terms contained herein;

WITNESSES that in consideration of the covenants and agreements herein contained, the parties covenant and agree (the "Agreement") as follows:

1.

Representations and Warranties

1.1

In order to induce the Principal to enter into this Agreement the Company represents and warrants to the Principal that:

(a)

the Company was and remains duly incorporated under the laws of British Columbia and is in good standing with respect to the filing of annual reports with the B.C. Registrar of Companies;

(b)

the Company holds all licences and permits that are required for carrying on its business in the manner in which such business has been carried on;

(c)

all tax returns and reports of the Company required by law to have been filed have been filed and are substantially true, complete and correct and all taxes and other government charges of any kind whatsoever of the Company have been paid or accrued in the Company's financial statements;

(a)

the Company has made all collections, deductions, remittances and payments of any kind whatsoever and filed all reports and returns required by it to be made or filed under the provisions of all applicable statutes requiring the making of collections, deductions, remittances or payments of any kind whatsoever in those jurisdictions in which the Company carries on business;

(b)

to its knowledge there are no actions, suits, judgments, investigations or proceedings of any kind whatsoever outstanding, pending or threatened against or affecting the Company at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever and there is no basis therefore; and

(f)

the Company is not, to its knowledge, in breach of any law, ordinance, statute, regulation, by-law, order or decree of any kind whatsoever.

2.

Indemnity

2.1

Subject to the provisions of the Company Act (British Columbia) (the "Company Act"), the Company agrees to indemnify and save harmless the Principal and his heirs and personal representatives from and against all actions, proceedings, demands, claims, liabilities, losses, damages, judgments, costs, expenses, fines and penalties including, without limiting the generality of the foregoing, legal fees and disbursements on a solicitor and his own client basis (together with all applicable taxes), which the Principal or his personal representatives may be liable to pay or may incur, of every nature and kind whatsoever arising out of his association with the Company including, without limitation, the following:

(a)

any amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him; and

(b)

any amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which the Principal is made a party by reason of being or having been a director of the Company, including an action brought by the Company, so long as:

(c)

the Principal acted honestly and in good faith with a view to the best interests of the Company; or

(d)

in the case of a criminal or administrative action or proceeding, he had reasonable grounds for believing that his conduct was lawful.

(e)

The determination of any action or proceeding by judgment, order, settlement, conviction or otherwise shall not, in and of itself, create a presumption that the Principal did not act honestly and in good faith and in the best interests of the Company and that the Principal did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal or administrative action or proceeding, that the Principal did not have reasonable grounds to believe that his conduct was lawful.

2.2

This indemnity shall have effect notwithstanding any remuneration that the Principal may have received or may receive as a director of the Company.

2.3

The Company agrees to pay the Principal interest at the rate of 5.0% per annum calculated and compounded semi-annually on the amount of the loss indemnified against from the date of the loss until such amount, plus interest, is paid. The Company further agrees to pay the Principal interest at the same rate on any sums the Principal is obliged to pay, either in the enforcement of this Agreement, or as advance payment or any other payment of any of the loss indemnified against, from the date of such payments until such sums, including interest, are paid.

2.4

This indemnity shall survive the resignation, removal or other termination of the Principal's appointment as a director and shall continue to apply if the Principal is subsequently elected or appointed to a different position, including that of an officer, whether in substitution or in addition to any other positions held by the Principal.

2.5

This indemnity does not bind the Principal to act as a director or officer of the Company. The Principal may resign, at his sole discretion, at any time.

2.6

The Principal may rely upon the accuracy of any statement of fact made or represented by a representative of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not, subject to the provisions of the Company Act, be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

3.

Covenants and Agreements

3.1

The Company agrees to advise the Principal immediately upon the occurrence of any of the following events:

(a)

the Company's cash reserves fall below $200,000; or

(b)

the Company's working capital ratio is reduced below 2:1; or

(c)

the Company becomes aware of any action, suit, judgment, investigation or proceeding of any kind whatsoever outstanding, pending or threatened against or affecting the Company, or any of its directors or officers in their capacity as such, at law or in equity or before or by any Federal, Provincial, State, Municipal or other governmental department, commission, board, bureau or agency of any kind whatsoever whether or not there is a legitimate basis therefore.

(d)

4.

General

4.1

Time and each of the terms and conditions of this Agreement shall be of the essence.

4.2

This Agreement constitutes the entire agreement between the parties in respect of the matters referred to herein and there are no representations, warranties, covenants or agreements, expressed or implied, collateral hereto other as expressly set forth or referred to herein.

4.3

No alteration, amendment, modification or interpretation of this Agreement or any provision of this Agreement shall be valid and binding upon the parties unless such alteration, amendment, modification or interpretation is in written form executed by both of the parties hereto.

4.4

The parties shall execute and deliver all such further documents and instruments and do all such acts and things as either party may reasonably require in order to carry out the full intent and meaning of this Agreement.

4.5

Any notice, request, demand and other communication to be given under this Agreement shall be in writing and shall be delivered to the parties at their respective addresses first above-written or to such other addresses as may be given in writing by the parties in the manner provided for in this paragraph and shall be deemed to be delivered on the date of actual delivery.

4.6

This Agreement shall enure to the benefit of and be binding upon the parties and their respective heirs, executors, administrators, successors and assigns.

4.7

This Agreement shall be subject to, governed by and construed in accordance with the laws of the Province of British Columbia.

IN WITNESS WHEREOF this Agreement has been duly executed by the parties on the day and year first above written.

THE CORPORATE SEAL of WHITE

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KNIGHT RESOURCES LTD. was hereunto

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affixed in the presence of:

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/s/

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SIGNED, SEALED & DELIVERED	)
by BRIAN D. EDGAR	)
in the presence of:	)
)
/s/ .	)
Signature of Witness	)
	)	/s/ .
Name: Valerie Sharpe	)	BRIAN D. EDGAR
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Address: 2584 Byron Rd	)
N. Vancouver BC V7H1M2)
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Occupation: Bookeeper	)